EXHIBIT 10(c)

AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”), dated as of March 26, 2013, is by and among BancorpSouth, Inc., a Mississippi corporation (the “Company”), BancorpSouth Bank, a Mississippi-chartered Bank (the “Bank”), and James D. Rollins III (“Executive”).

WITNESSETH:

WHEREAS, the Company, the Bank and Executive are parties to that certain Executive Employment Agreement, dated as of November 27, 2012 (the “Executive Employment Agreement”);

WHEREAS, pursuant to Section 4.3 of the Executive Employment Agreement, Executive was eligible to receive, inter alia, a long-term equity-based incentive award for the fiscal year ending December 31, 2013 in the form of nonqualified stock options with a value of $315,000 with a grant date to coincide with  the date of the Compensation Committee’s regularly scheduled meeting in January 2013 (the “January Meeting Date”), as set forth in paragraph 2.b. of Exhibit A to the Executive Employment Agreement (the “Stock Option Award”);

WHEREAS, in consultation with the Executive, the Compensation Committee determined at its meeting in January 2013 to substitute and replace the Stock Option Award with a long-term equity-based incentive award in the form of shares of performance-based restricted stock (the “Restricted Stock”) with an equivalent value to the Stock Option Award and priced as of the January Meeting Date;

WHEREAS, as of March 26, 2013, the Compensation Committee granted the Restricted Stock to Executive pursuant to the terms set forth in that certain Restricted Stock Agreement by and between the Company and Executive, dated as of March 26, 2013; and

WHEREAS, the Company, the Bank and Executive desire to amend the Executive Employment Agreement in accordance with the terms of this Amendment to reflect the grant of the Restricted Stock in substitution for and replacement of the Stock Option Award.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Definitions. Capitalized terms used in this Amendment shall have the same meanings as ascribed to them in the Executive Employment Agreement unless otherwise defined herein.

2.           Amendment. Paragraph 2.b. of Exhibit A of the Executive Employment Agreement shall be deleted in its entirety and replaced with the following:

b.           21,341 shares of restricted stock subject to (i) forfeiture until vested in one-third increments on each anniversary of the grant date, and (ii) achievement of certain performance goals established by the Compensation Committee in accordance with the terms of the Company’s Executive Performance Incentive Plan.

3.           Effect of Amendment. Except as amended hereby, all terms and provisions of the Executive Employment Agreement shall remain in full force and effect. In the event of a conflict between the provisions of the Executive Employment Agreement and this Amendment, the provisions of this Amendment shall control.

4.           Severability. In the event any provision of this Amendment is held to be invalid, illegal or unenforceable for any reason and in any respect, such invalidity, illegality, or unenforceability shall in no event affect, prejudice or disturb the validity of the remainder of this Amendment, which shall be and remain in full force and effect, enforceable in accordance with its terms.

5.           Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

[Signature Page Follows]

SIGNATURE PAGE TO AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BANCORPSOUTH, INC.

By: /s/ James V. Kelley

Title: President, Chief Operation Officer, and Chief Risk Officer

BANCORPSOUTH BANK

By: /s/ James V. Kelley

Title: President, Chief Operation Officer, and Chief Risk Officer

EXECUTIVE

_/s/ James D. Rollins III __________________________
James D. Rollins III

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